FY19 Company Presentation December 2019

Safe Harbor Statement This presentation may contain forward-looking statements regarding events or future financial performance. These statements are only predictions and the actual events or results may differ materially. For important factors that could cause actual results to differ materially from those contained in our forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission. 2

Providing State-of-the-Industry Technology and Training 3

Leading Provider of Skilled Transportation Technicians NYSE: UTI 1For 2018, UTI had 8,117 total graduates. 7,709 were available for employment and 6,664 were employed within one year of their graduation date, for a total UTI employment rate of 86%. See UTI’s 10-K for 2 additional information. September 30, 2019 4

UTI Investment Rationale New management team ready for innovation Attractive student value proposition borne of competitive advantages Evolved strategy fueling revenue and student population growth Optimized for any macro economic cycle with counter cyclical upside Improved operations and strong balance sheet strengthen position Multiple investment opportunities to continue to drive growth 5

UNIVERSAL TECHNICAL INSTITUTE

Demand for UTI Graduates Far Exceeds Supply

1.2 MILLION+

TECHNICIAN JOB OPENINGS BY 2026[3]

260 MILLION+

VEHICLES IN THE UNITED STATES[2]

1.3 BILLION+

VEHICLES ON THE ROAD WORLDWIDE[1]



123,000
50,000
Auto/Diesel/CRRT technicians
2018 Graduates
Annual Need4

[1]Source: https://subscribers.wardsintelligence.com/analysis/world-vehicle-population-rose-46-2016, [2]Federal Highway Administration, Office of Highway Policy Information, Highway Statistics 2016, number of state motor vehicle registrations, https://www.fhwa.dot.gov/policyinformation/statistics/2016/mv1.cfm. [3]Based on data compiled from the U.S. Bureau of Labor Statistics, Employment Projections (2016-2026), www.bls.gov [4]*U.S. Bureau of Labor Statistics Employment Outlook Summary, 2019. Includes new job growth and replacements. IPEDS, provisional 2017-2018 postsecondary completions data. Based on first major, completions for bachelor's degree, associate's degree, and certificates below the baccalaureate level for all Title IV institutions. Includes programs for auto mechanics, diesel mechanics and medium/heavy vehicle and truck technicians.*

6

More Market Share than Three Closest Competitors 13% 5% UTI 2% graduates more 1% Lincoln Tech 2% UNOH (NFP) Auto/Diesel techs Wyotech (NFP) 59% than any other 7% Other not-for-profit school in the country. Other for-profit 4-year colleges Community colleges 11% Source: IPEDS, provisional 2017-2018 completions data. Based on first major, completions for bachelor's degree, associate's degree, and certificates below the baccalaureate level for all Title IV institutions. Includes programs for auto mechanics, diesel mechanics and medium/heavy vehicle and truck technicians. 7

Delivering Higher 10-year Median Earnings $45,200 $45,488 47% Increase $30,830 Community colleges UTI1 Liberal arts colleges Source: The College Scorecard. See Appendix for details and calculation methodology. UTI cannot guarantee employment 8 or salary. 1UTI of Arizona OPEID.

Impressive Training Facilities Nationwide 9

State-of-the-industry Equipped Labs Attract Students 10

Well Positioned National Campus Network Existing capacity to increase students and opportunity to add campuses NATIONAL FOOTPRINT • 13 campuses • 9 states • 2.2M SF • Located in high demand job markets • Easy access to major population Metro-Commuter campus format In teach-out; estimated closure Fall before the end of fiscal 2020 11

Industry Partnerships that Deliver Value

86% graduate industry employment rate[1]

PARTNERS

- Efficient hiring source
- Lowers costs
- Techs who are ready to work

STUDENTS

- Pipeline to jobs
- Better jobs and higher starting wages[2]
- Tuition support
- Certifications and credentials

UTI

- Current technology and tools
- Increased marketing impact
- Lower expenses and capex
- Value for students

BMW	Ford	Peterbilt	Harley-Davidson	Cummins
5,100+	25,800+	500+	18,300+	3,600+
Graduates since 1995	Graduates since 2000	Graduates since 2013	Graduates since 1987	Graduates since 2006

[1]For 2018, UTI had 8,117 total graduates. 7,709 were available for employment and 6.664 were employed within one year of their graduation date, for a total UTI employment rate of 86%. See UTI's 10-K for additional information. [2]Based on comparison with graduates from core programs between October 1, 2015, and July 6, 2018.

12

Strategic Initiatives Deliver Significant Achievements

Distressed Situation

- Declining enrollment
- Decreasing revenue
- Inefficient marketing spend
- Excess cost
- Underutilized, large legacy campuses
- Unprofitable, poor cash flow

Strategic Initiatives

Executed Transformation Plan

- Durable cost reductions
- Enhanced marketing & admissions
- Focused retention & student services

Additional Metro Campus

- Opened Bloomfield, NJ in 2018

Optimized Footprint

- Rationalized legacy campuses
- Teach-out Norwood

Launched Welding Programs

- Added to three campuses
- Launching a fourth in fiscal 2020
- Consider additional locations

Improved Results

Student Starts and Population:

- First average student growth in FY19 since FY10
- New student starts[1] in FY19:
  - Up 5 consecutive qtrs through FYQ42019
  - 11.5% growth YOY
  - 4.5% of starts from welding
  - 31% growth from Bloomfield campus
  - Highest total starts in since FY15

Operating Efficiencies:

- ~450k SF reduction (including Norwood)
- $4.5M projected annual cost reduction (excluding Norwood)
- ~500bps decrease in compensation and related expenses as % of revenue for FY19 vs. FY16

Financial Improvement in FY19:

- First YOY revenue growth since 2011
- $3.7M EBITDA contribution from Bloomfield
- $27.5M operating loss improvement YOY
- $35.1M operating cash flow increase YOY

[1] *New student starts excludes the Norwood, MA campus*

13

Evolving Strategy to Better Reach and Engage Students HIGH SCHOOL GRADS VETERANS ADULT LEARNERS 52% 1 9% 1 39% 1 UP 15.6% IN FY19 UP 7.7% IN FY19 UP 7.4% IN FY19 Added reps and enhanced Assisting veterans, working Optimizing traditional and marketing to better represent to regain access and digital advertising to generate high-value, technical education as implementing innovative inquiries to offset impact of alternative to college on-base programs strong job market (1) The percentage of students who started in FY19 by channel. 14

Metro Campus Model Delivering Results Adapting to changing student expectations DALLAS, TX 2010 LONG BEACH, CA 2015 BLOOMFIELD, NJ 2018 Campus Profile • ~100,000 SF • IRR 35%+ • Average student capacity of at least 750 • Accretive to earnings in 18 months • ~$10-$15M capital investment • Cumulative cash flow breakeven by year 4 of incoming first year students now 57% enroll within 100 miles of home See Appendix for Long Beach, CA and Bloomfield, NJ Pro-Formas 15

New, Differentiated Programs Driving Student Starts WELDING CNC MACHINING • High demand for technicians • High demand for technicians • 36-week program in Rancho Cucamonga, CA, • 36-week program at NASCAR Technical Institute Avondale, AZ, and Dallas, TX • Only CNC school affiliated with Roush Yates & NASCAR • Launching welding in Houston, TX • Create pipeline of prospective students • Utilize excess capacity • Improve campus economics • Drive growth See appendix for on Welding program relative cash flows 16

Optimizing Destination Campuses for Efficiency

1. Enhance utilization of existing space with new programs
2. Optimize real estate
   - Lease expirations
   - Sublease
   - Other reductions

	Completed	In Process	Evaluation
BLOOMFIELD, NJ*			
LONG BEACH, CA*			Programs
DALLAS, TX*	Welding FY19		
RANCHO CUCAMONGA, CA	Welding FY17, Optimize SF FY18		
MOORESVILLE, NC	CNC FY17		Optimize SF
LISLE, IL	Optimize SF FY17-18		Programs
SACRAMENTO, CA	Optimize SF FY18		Programs, Optimize SF
AVONDALE, AZ	Welding FY18		Optimize SF
PHOENIX, AZ	Optimize SF FY17		Optimize SF
HOUSTON, TX	Optimize SF FY18	Welding FY20	Programs
EXTON, PA[1]		Optimize SF FY20	
ORLANDO, FL			Programs, Optimize SF
NORWOOD, MA[2]		Teach-out FY20	

*Metro Campus

[1] Exton, PA campus new lease signed 8/2019 to reduce approximately 71,000 SF to ~129,000 SF; $1M cost savings in 2020, $1.8M 2021+

[2] The teach-out of the Norwood, MA campus expects to be complete by the end of FY 2020.

17

Transformation Yielding Strong Improvements ($ in millions, except for student data) Actual Guidance ASC 842 Impact Revenue Adjusted Operating Income (Loss)1 Adjusted EBITDA1 $26.5 - $31.5 $338.0 - $345.0 $13.0- $18.0 $5.2 $1.6 $331.5 $17.0 $317.0 $(1.7) $(7.8) $(25.7) 2018A 2019A 2020G 2018A 2019A 2020G 2018A 2019A 2020G Adjusted Free Cash Flow1 Adjusted Student Starts2 Average Student Population 1.0% - 2.0% $23.5 - $28.5 2.5% - 4.5% $20.7 11,562 10,674 10,418 10,366 $(13.3) 2018A 2019A 2020G 2018A 2019A 2020G 2018A 2019A 2020G 1 For detail of the non-GAAP adjustments see the Appendix. 2 Excludes Norwood, MA starts of 339 in 2018 and 90 starts in 2019. There will be no starts in Norwood, MA in 2020. 18

FYQ4 2019 Performance Reflects Financial Turn in Business ($ in millions, except for 3 Months Ended student data and EPS) Q4’19 Q3’19 Q2‘19 Q1’19 Q4’18 Q3‘18 Q2’18 Q1’18 Adjusted new student starts1 6,437 1,682 1,963 1,480 5,829 1,503 1,768 1,266 Y/Y growth/(decline) 10.4% 11.9% 11.0% 16.9% 9.0% (13.0)% (2.2)% (5.6)% Average enrollment 10,933 9,884 10,576 11,225 10,496 9,484 10,394 11,261 Y/Y growth/(decline) 4.2% 4.2% 1.8% (0.3)% (2.1)% (5.1)% (4.4)% (6.0)% Revenues $87.7 $79.0 $81.7 $83.1 $80.3 $74.9 $80.7 $81.2 Y/Y growth/(decline) 9.2% 5.5% 1.3% 2.3% (1.2)% (1.8)% (2.2)% (3.6)% Income (loss) from operations $5.4 $(0.5) $(5.6) $(7.2) $(11.1) $(11.8) $(8.8) $(3.6) Margin 16.2% (0.6)% (6.9)% (8.7)% (13.8)% (15.7)% (10.9%) (4.5%) Revenue per student $8,000 $8,000 $7,700 $7,400 $7,600 $7,900 $7,800 $7,200 EBITDA2 $10.2 $4.4 ($0.3) ($2.9) ($6.4) ($7.2) ($4.0) $0.8 Diluted EPS $0.09 $(0.07) $(0.26) $(0.36) $(0.49) $(0.52) $(0.40) $(0.10) Cash & cash equivalents $65.4 $42.7 $52.9 $58.6 $58.1 $56.0 $82.2 $86.5 1 New student starts exclude Norwood, MA 2 A reconciling table for EBITDA is available in the Appendix of this presentation. 19

FY 2020 Guidance FY19 Actuals FY 2020 Guidance Student start growth (excluding 11.5% Up 2.5% – 4.5% Norwood, MA) Average population growth 2.5% Up 1.0% – 2.0% Revenue(1) $331.5M $338.0M – $345.0M Operating expense $339.3M $330.0M – $335.0M Operating income (loss) $(7.8)M $8.0M – $13.0M Adjusted operating income (loss)(2) $(1.7)M $13.0M – $18.0M Adjusted EBITDA(2) $17.0M $26.5M – $31.5M Operating cash flow $21.7M $28.0M – $33.0M Adjusted free cash flow(2) $20.7M $23.5M – $28.5M Capital expenditures $6.5M $8.0M – $9.5M 1 Revenue guidance equates to 2% to 4% year over year growth, which includes a 1% to 1.5% net negative impact from the Norwood campus exit. 2 For detail of the non-GAAP adjustments see the Appendix. 20

APPENDIX

Seasoned Management Team with New Leadership Jerome Grant, CEO Troy Anderson, EVP & CFO Business transformation, growth Financial strategy, FP&A, strategy, product development, accounting, treasury, tax and business development compliance Sherrell Smith, EVP Campus Piper Jameson, Eric Severson, Operations & Services EVP & CMO SVP Admissions Campus operations including Education industry, marketing, Sales force leadership, strategy education and admissions admissions and accounting and admissions 22

Highly Qualified Board of Directors Robert DeVincenzi David Blaszkiewicz Jerome Grant Non-Executive Chairman, President and Chief Chief Executive Officer, Universal Technical Institute; Executive Officer, Universal Technical Principal, Lupine Ventures; Invest Detroit Institute Former President and CEO of Redflex Holdings Ltd. William J. Lennox, Jr. Kimberly McWaters Roderick Paige Former Superintendent of Former President and Chief Former U.S. Secretary the United States Military Executive Officer, Universal of Education Academy at West Point Technical Institute Roger S. Penske Chris Shackelton Linda J. Srere Chairman, Penske Managing Partner, Former President, Automotive Group, Coliseum Capital Young and Rubicam Inc. Management Advertising Kenneth R. Trammell John C. White Former Chief Financial Former Chairman, Universal Officer, Tenneco Inc. Technical Institute, Inc.; Founder, Motorcycle Mechanics Institute 23

Long History of Entering and Executing in New Markets PHILADELPHIA, PA MARKET ENTRY(a) DALLAS/FORT WORTH, TX MARKET ENTRY(b) 1200 650 600 1000 550 800 500 450 600 400 Completions Completions 400 350 300 200 250 0 200 2010 2011 2012 2013 2014 2015 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016-Prelim 2016-Prelim UTI Competitor UTI Competitor (a) Total completions for UTI-Exton, PA versus Lincoln-Philadelphia, PA. Includes all certificates below the baccalaureate level and associate’s degrees for automotive and diesel programs. Source is IPEDS . (b) Total completions for UTI-Dallas, TX versus Lincoln-Grand Prairie, TX. Includes all certificates below the baccalaureate level and associate’s degrees for automotive , collision and diesel programs. Source is IPEDS. UTI’s Dallas, TX campus opened in 2010. 24

Metro Campuses Deliver Positive Financial Results Long Beach, CA Bloomfield, NJ Pro-forma Y1 Y2 Y3 Y4 Y5 Y1 Y2 Y3 Y4 Y5 cash flows ($m)(a) FY15A FY16A FY17A FY18A FY19A FY18A FY19A FY20P FY21P FY22P Revenue $0.7 $12.2 $18.3 $20.9 $22.4 $0.6 $10.9 $17.7 $19.2 $19.7 EBITDA contribution(b) (3.6) 2.9 9.0 11.7 13.3 (4.9) 3.7 9.7 10.4 10.6 Net finance obligation (0.2) (1.4) (1.4) (1.3) (1.3) -- -- -- -- -- Capital expenditures (15.8) (0.2) (0.4) (0.0) (0.0) (9.2) (0.3) (0.0) (0.2) (0.2) Pre-tax cash flow $(19.6) $1.3 $7.2 $10.4 $12.0 $(14.1) $3.4 $9.7 $10.2 $10.4 Perpetuity IRR 35%+ 35%+ • ~$16m capital investment and ~$4m EBITDA • ~$9.2m capital investment and ~$5m of EBITDA loss in year 1 (c) loss in year 1 (c) • 142k sq. ft. facility; rent ~$15/ft. • 108k sq. ft. facility; rent ~$14/ft. • 800+ students as of 9/30/19 • Average student count assumed to scale to ~650 by FY22 • 500+ students as of 9/30/19 (a) Representative cash flows from Long Beach, CA and Bloomfield, NJ campuses excluding allocated corporate and marketing costs and working capital considerations (b) Excludes Rancho Cucamonga, CA and Exton, PA campus cannibalization impact and planned offsetting efforts to remediate impact (c) The capital investment is net of tenant improvement allowances 25

Welding Financials – Avondale, AZ Welding pro-forma cash flows ($m)(a) FY17A FY18A FY19A FY20P FY21P Revenue $0.0 $1.2 $3.4 $3.2 $3.1 EBITDA contribution(b) (0.1) 0.5 2.4 2.2 2.1 Capital expenditures(c) (0.4) (1.1) (0.0) 0.0 0.0 Pre-tax cash flow $(0.5) $(0.6) $2.4 $2.2 $2.1 Perpetuity IRR 80%+ • 1st program opened at Rancho Cucamonga, CA campus in FY17Q4; first class graduated FY18Q2 • 2nd program opened at Avondale, AZ campus in FY18Q2 • 3rd program opened at Dallas, TX in FY19Q2 • 4th program to open in Houston FY20. (a) Representative pro-forma cash flows for UTI’s Welding program launched at the Avondale, AZ campus in January 2018 (b) EBITDA contribution includes targeted marketing investments and support related to the Avondale, AZ Welding, but excludes allocated corporate overhead and working capital considerations (c) Includes capitalized curriculum development 26

Statements of Income (Loss)

($ in thousands, except per share amounts)

	12 Mos. 9/30/19	3 Mos. 9/30/19	3 Mos. 6/30/19	3 Mos. 3/31/19	3 Mos. 12/31/18	12 Mos. 9/30/18	3 Mos. 9/30/18	3 Mos. 6/30/18	3 Mos. 3/31/18	3 Mos. 12/31/17
Revenues	$331,504	$87,666	$79,042	$81,746	$83,050	$316,965	$80,256	$74,890	$80,663	$81,156
Operating expenses:										
Educational services	178,317	43,924	42,836	45,822	45,735	182,589	47,954	44,737	45,817	44,081
SG&A	160,989	38,304	36,661	41,504	44,520	169,651	43,353	41,953	43,666	40,679
Total operating expenses	339,306	82,228	79,497	87,326	90,255	352,240	91,307	86,690	89,483	84,760
Income (loss) from ops.	(7,802)	5,438	(455)	(5,580)	(7,205)	(35,275)	(11,051)	(11,800)	(8,820)	(3,604)
Total other income (expense), net	137	(11)	121	406	(379)	(422)	59	(71)	(50)	(360)
Income tax expense (benefit)	203	(50)	31	89	133	(3,015)	9	(158)	(37)	(2,829)
Net Income (loss)	$(7,868)	$5,477	$(365)	$ (5,263)	$ (7,717)	$(32,682)	$(11,001)	$(11,713)	$(8,833)	$(1,135)
Preferred stock dividends	5,250	1,323	1,309	1,295	1,323	5,250	1,323	1,309	1,295	1,323
Income (loss) available for distribution	$(13,118)	$4,154	$(1,674)	$(6,558)	$(9,040)	$(37,932)	$(12,324)	$(13,022)	$(10,128)	$(2,458)
Earnings (loss) per share, basic & diluted	$(0.52)	$0.09	$(0.07)	$(0.26)	$(0.36)	$(1.51)	$(0.49)	$(0.52)	$(0.40)	$(0.10)
EBITDA[1]	$11,355	$10,153	$4,436	$(319)	$ (2,915)	$(16,738)	$ (6,361)	$ (7,205)	$(4,015)	$843

[1] *A reconciling table for EBITDA is available in the Appendix of this presentation*

27

Balance Sheet and Cash Flow Summary ($ in thousands) At: 9/30/19 9/30/18 9/30/19 9/30/18 9/30/17 Net cash provided by (used in) Cash & cash equivalents $ 65,442 $ 58,104 $21,746 $(13,353) $1,146 operating activities Restricted cash* 15,113 14,055 Purchase of property and (6,453) (20,606) (8,190) Current assets 118,104 116,795 equipment PP&E (net) 104,126 114,848 Net cash provided by (used in) $(6,152) $27,132 $(54,429) Total assets $ 270,526 $ 282,278 investing activities Net cash used in financing $(7,198) $(6,580) $(6,758) Current liabilities 96,844 92,462 activities Total liabilities 156,238 155,633 Change in cash and restricted cash $8,396 $7,199 $(60,041) Ending balance of cash and $80,555 $72,159 $64,960 Stockholders’ equity 114,288 126,645 restricted cash Total liabilities & equity $ 270,526 $ 282,278 • On June 24, 2016, UTI raised $70 million through the sale of Series A Convertible Preferred Stock to Coliseum Holdings * Restricted cash includes the funds transferred in advance of loan purchases • The proceeds are being used to fund strategic long-term growth initiatives: under UTI’s proprietary loan program, funds held for students from Title IV - Strategic transformation of marketing, admissions and student support strategies financial aid program funds that result in credit balances on a student’s - Smaller campus strategy account and funds held as collateral for certain of the surety bonds that UTI’s - New programs in existing markets with under-utilized campus facilities (Welding insurers issue on behalf of UTI campuses and admissions representatives with and CNC Machining) multiple states, which are required to maintain authorization to conduct UTI’s business. 28

Impact of the New Leasing Standard

- **UTI's 2020 Guidance includes the estimated impact of the new leasing accounting standard**
- UTI adopted the new standard effective 10/1/19
- Key impacts
  - UTI's 2020 assets and liabilities will increase.
  - The financing obligation and related assets will now be included in the lease assets and lease liabilities.
  - Interest expense on the financing obligation will now be reported as lease expense resulting in a change in operating income and EBITDA.

Summary of the Financial Statement Impact[1]

Opening Balance Sheet Impact		
Net Increase in Assets	**Net Increase in Liabilities**	**Net Increase in Equity**
~$112.4 – $122.4M	~$103.2 – $113.2M	~$9.1M

Impact to 2020 operating income and EBITDA	
Decrease in Adjusted Operating Income	**Decrease in Adjusted EBITDA**
~$1.6M	~$5.2M

(1) These amounts represent management's best estimates of the effects of adopting ASC 842 at the time of the preparation of this presentation.

29

Use of Non-GAAP Financial Information This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measures help compare the company's performance on a consistent basis across time periods. Management defines adjusted EBITDA gain (loss) before interest expense, interest income, income taxes, depreciation, amortization and adjusted for items not considered as part of the company’s normal recurring operations. Management defines adjusted operating income (loss) as operating income (loss), adjusted for items that affect trends in underlying performance from year to year and are not considered normal recurring cash operating expenses. Management defines free cash flow as net cash provided by (used in) operating activities less capital expenditures. Management defines adjusted free cash flow as net cash provided by (used in) operating activities less capital expenditures, adjusted for items not considered as part of the company’s normal recurring operations. Management chooses to disclose any campus adjustments as direct costs (net of any corporate allocations). Management utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. For the periods presented, this includes consulting fees incurred as part of the company’s transformation initiative and startup costs related to the Bloomfield, NJ campus, and the teach out and closure of the Norwood, MA campus. To obtain a complete understanding of the company's performance, these measures should be examined in connection with net income (loss), operating income (loss) and net cash provided by (used in) operating activities, determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss), operating income (loss) or net cash provided by (used in) operating activities as a measure of the company's operating performance or liquidity. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slides. Information reconciling forward-looking adjusted EBITDA, adjusted operating income and adjusted free cash flow to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of adjusted EBITDA, adjusted operating income or adjusted free cash flow to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company’s control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. 30

EBITDA Reconciliation ($ in thousands) 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 3 Mos. 9/30/19 6/30/19 3/31/19 12/31/18 9/30/18 6/30/18 3/31/18 12/31/17 Net income (loss), as reported $ 5,477 $ (365) $ (5,263) $ (7,717) $ (11,001) $ (11,713) $ (8,833) $ (1,135) Interest expense, net 458 444 416 411 480 474 500 431 Income tax expense (benefit) (50) 31 89 133 9 (158) (37) (2,829) Dep. & Amort. 4,268 4,326 4,439 4,258 4,151 4,192 4,355 4,376 EBITDA $ 10,153 $ 4,436 $ (319) $ (2,915) $ (6,361) $ (7,205) $ (4,015) $ 843 31

UNIVERSAL TECHNICAL INSTITUTE

Adjusted EBITDA Reconciliation

($ in thousands)

	3 Mos. 9/30/19	3 Mos. 9/30/18	12 Mos. 9/30/19	12 Mos. 9/30/18
EBITDA	$ 10,153	$ (6,361)	$ 11,355	$ (16,738)
Non-recurring consulting fees for transformation initiative(1)	--	1,641	4,224	5,776
Start-up costs associated with Bloomfield, NJ campus opening(2)	--	507	--	3,446
Net restructuring charge for Norwood, MA campus exit	48	--	1,433	--
Impact of Norwood, MA campus operations	154	133	(51)	(270)
Adjusted EBITDA, non-GAAP	$ 10,355	$ (4,080)	$ 16,961	$ (7,786)

(1) In October 2018, we terminated our agreement with the consultant and paid a termination fee of $3.95 million related to our transformation plan. The consulting services covered marketing, admissions, future student processing, retention and cost savings initiatives. We determined that the Company has developed sufficient expertise to execute transformation plan efforts internally. Total expense recognized during the twelve months ended September 30, 2019, related to the consultant were $4.22 million. During the three and twelve months ended September 30, 2018, we also incurred $1.6 million and $4.1 million, respectively in fees to the same consultant as we began our transformation plan.

(2) The Bloomfield, NJ campus opened in August 2018. The results for the quarter and the year ended 9/30/18 reflect preopening costs through the end of July 2018.

32

Adjusted Free Cash Flow ($ in thousands) 12 Mos. 12 Mos. 9/30/19 9/30/18 Cash flow provided by (used in) operating activities, as reported $ 21,746 $ (13,353) Purchase of property and equipment (6,453) (20,606) Non-recurring consulting fees for transformation initiative(1) 3,950 6,050 Cash outflow associated with Bloomfield, NJ campus opening(2) -- 14,761 Cash outflow associated with Norwood, MA restructuring 1,362 -- Free cash flow used in (provided by) Norwood, MA campus operations 104 (149) Adjusted free cash flow, non-GAAP $ 20,709 $ (13,297) (1) In October 2018, we terminated our agreement with the consultant and paid a termination fee of $3.95 million related to our transformation plan. The consulting services covered marketing, admissions, future student processing, retention and cost savings initiatives. We determined that the Company has developed sufficient expertise to execute transformation plan efforts internally. Total expense recognized during the twelve months ended September 30, 2019, related to the consultant were $4.22 million. During the three and twelve months ended September 30, 2018, we also incurred $1.6 million and $4.1 million, respectively in fees to the same consultant as we began our transformation plan. (2) The Bloomfield, NJ campus opened in August 2018. The results for the quarter and the year ended 9/30/18 reflect preopening costs through the end of July 2018. 33

Adjusted Operating Income (Loss)

($ in thousands)

	3 Mos. 9/30/19	3 Mos. 9/30/18	12 Mos. 9/30/19	12 Mos. 9/30/18
Income (loss) from operations, as reported	$ 5,438	$ (11,051)	$ (7,802)	$ (35,275)
Non-recurring consulting fees for transformation initiative[1]	--	1,641	4,224	5,776
Start-up costs associated with Bloomfield, NJ campus opening[2]	--	507	--	3,465
Net restructuring charge for Norwood, MA campus exit	48	--	1,433	--
Norwood, MA campus operating loss	266	276	419	362
Adjusted income (loss) from operations, non-GAAP	$ 5,752	$ (8,627)	$ (1,726)	$ (25,672)

(1) In October 2018, we terminated our agreement with the consultant and paid a termination fee of $3.95 million related to our transformation plan. The consulting services covered marketing, admissions, future student processing, retention and cost savings initiatives. We determined that the Company has developed sufficient expertise to execute transformation plan efforts internally. Total expense recognized during the twelve months ended September 30, 2019, related to the consultant were $4.22 million. During the three and twelve months ended September 30, 2018, we also incurred $1.6 million and $4.1 million, respectively in fees to the same consultant as we began our transformation plan.

(2) The Bloomfield, NJ campus opened in August 2018. The results for the quarter and the year ended 9/30/18 reflect preopening costs through the end of July 2018.

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